 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2014

BOURBON BROTHERS HOLDING CORPORATION
 (Name of registrant as specified in its charter)

Colorado	000-52853	80-0182193
State of Incorporation	Commission File Number	IRS Employer No.

2 N. Cascade Ave, Suite 1400
Colorado Springs, CO 80903
 (Address of principal executive offices)

719-265-5821
Telephone number, including
Area code

 SMOKIN CONCEPTS DEVELOPMENT CORPORATION
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry Into a Material Definitive Agreement

On September 30, 2013, Smokin Concepts Development Corporation (the “Company”) entered into an Acquisition Agreement with Bourbon Brothers Holding Company, LLC (“BBHC”) to acquire all of the equity interests in BBHC (the “Transaction”) as reported on Form 8-K and filed with the Commission on October 1, 2013.

On November 8, 2013, the Company and BBHC amended the Acquisition Agreement by entering into a First Amendment to Acquisition Agreement.  On January 22, 2014 the parties entered into a Second Amendment to Acquisition Agreement, identifying the final conversion ratio of 1.82427.  The Second Amendment identifies the number of shares to be issued in the Transaction as 20,274,193 shares of common stock to BBHC Class B Non-Voting members and 18,242,687 shares of Series A Convertible Preferred Stock to BBHC Class A Voting members.  These shares were issued at the closing of the Transaction.  All outstanding options and warrants to acquire BBHC units were assumed by the Company, applying the conversion ratio to the number of units and strike price.

Item 2.01 – Completion of Acquisition or Disposition of Assets

On January 22, 2014, the Company and BBHC closed the Transaction, as described under Item 1.01, pursuant to which BBHC is now a wholly owned subsidiary of the Company.  The Transaction is further described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on December 9, 2013 (the “Proxy Statement”).

 Item 3.02 – Unregistered Sale of Equity Securities

On January 22, 2014, the parties closed the Transaction and the Company issued 20,274,193 shares of common stock to BBHC Class B Non-Voting members and 18,242,687 shares of Series A Convertible Preferred Stock to BBHC Class A Voting members. The Company relied on the exemption under 4(a)(2) of the Securities Act of 1933 and Rule 506 of Regulation D issued thereunder for the share issuance.  No commission or other remuneration was paid in connection with the share issuance.  The Company also issued, in connection with the Transaction, an aggregate of 2,207,365 options pursuant to its 2012 Stock Option Plan as replacement options to the holders of BBHC unit options, and 1,094,561 common stock warrants as replacement warrants to the holders of warrants in BBHC units. The Company relied on the exemption under 4(a)(2) of the Securities Act of 1933 in connection with the issuance of these replacement options and warrants.

Item 3.03 –  Material Modification to Rights of Security Holders

On January 22, 2014, the Company’s shareholders approved an amendment to the Company’s Articles of Incorporation setting forth the designation of Series A Convertible Preferred Stock, and approved the Transaction in which the Company issued 20,274,193 shares of common stock to BBHC Class B Non-Voting members and 18,242,687 shares of Series A Convertible Preferred Stock to BBHC Class A Voting members.  The rights of existing holders of common stock have been materially limited with respect to voting because each outstanding share of the Series A Convertible Preferred Stock is entitled to 25 votes per share, as compared to one vote per share for the common stock.

Item 5.01 – Changes in Control of Registrant

A change in control occurred on January 22, 2014, in coordination with the closing of the Transaction, as described in Items 1.01, 2.01 and the Proxy Statement.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 22, 2014, pursuant to the closing of the Transaction and election of directors at the special meeting of shareholders on January 22, 2014 (the “Meeting”), the following persons were appointed as directors and officers of the Company: JW Roth, Chairman; Robert B. Mudd, President and Chief Executive Officer; Heather Atkinson, Chief Financial Officer, Secretary and Treasurer. The biographies of Mr. Roth and Mr. Mudd were set forth in the Proxy Statement.  Ms. Atkinson’s biography is set forth below.

Heather Atkinson, age 36, was appointed Chief Financial Officer effective January 22, 2014. Prior to joining the Company, Ms. Atkinson was the controller of Accredited Members Acquisition Corporation and subsidiaries and its predecessor, Accredited Members Holding Corporation, positions which she has held since 2010. Prior to these roles, Ms. Atkinson was a controller, along with other accounting staff roles, at Lee Hecht Harrison for over eight years.  Ms. Atkinson has over 15 years of accounting, finance and financial reporting experience in both public and private companies including consolidations, shareholder relations, SEC reporting, internal and external financial statement reporting, budgeting, cash forecasting, mergers and acquisitions, restructuring and international accounting while working closely with the outside audit and legal firms.  She is a licensed CPA and holds a Bachelors of Science degree in Accounting from Evangel University.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Meeting the Company’s shareholders approved amendments to the Company’s Articles of Incorporation.  The Company filed each of the amendments to its Articles of Incorporation with the Colorado Secretary of State to effect such amendments.  The amendments accomplished the following:

•	Increased the Company’s authorized capital to 100,000,000 shares of common stock and 18,242,700 shares of preferred stock. This amendment was filed and effective January 22, 2014.
•	Changed the name of the Company from Smokin Concepts Development Corporation to Bourbon Brothers Holding Corporation. This amendment was filed and effective January 22, 2014.
•	Amended the purpose of the Company, as described in the Proxy Statement. This amendment was filed and effective January 22, 2014.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

At the Meeting, six proposals were submitted to the shareholders for approval and are described in detail in the Proxy Statement. At the close of business on December 2, 2013, the record date, there were 9,629,220 shares of Company common stock outstanding.  There were 6,177,900 shares of common stock represented at the Meeting either in person or by proxy, which represented 64.16% of the total votes entitled to be cast.  The votes for the proposals were cast as follows and constitute the act of the shareholders:

Proposal One:  Approval (by a majority of disinterested shareholders) of a Related Party Transaction Whereby the Company Will Acquire All the Equity Interests in Bourbon Brothers Holding Company, LLC.

Disinterested Shares FOR	Disinterested Shares AGAINST	ABSTAIN
5,269,741	14,100	0

Over 99% of the disinterested votes cast were in favor of Proposal One, with less than 1% of the disinterested votes cast against Proposal One.  The 5,269,741 votes of the disinterested shares cast in favor of Proposal One represent approximately 54.7% of the total shares of Common Stock outstanding as of December 2, 2013, the record date.

Proposal Two:  Election of Directors.

Name	Votes FOR	Vote AGAINST
Robert B. Mudd	6,164,500	13,400
JW Roth	6,131,481	46,419

Proposal Three:  An Amendment to the Company’s Articles of Incorporation to Increase the Company’s Authorized Capital.

Shares FOR	Shares AGAINST	ABSTAIN
6,062,638	46,263	68,999

Proposal Four:  Approval of an Increase in the Number of Shares Authorized under the 2012 Stock Option Plan.

Shares FOR	Shares AGAINST	ABSTAIN
6,062,638	46,263	68,999

Proposal Five:  An Amendment to the Company’s Articles of Incorporation to Change the Company’s Name to “Bourbon Brothers Holding Corporation.”

Shares FOR	Shares AGAINST	ABSTAIN
6,076,566	14,100	87,234

Proposal Six:  An Amendment to the Company’s Articles of Incorporation to Change the Company’s Corporate Purposes.

Shares FOR	Shares AGAINST	ABSTAIN
6,132,037	45,863	0

Item 9.01 –  Financial Statements and Exhibits

(d)	Exhibits:

10.1	Second Amendment to Acquisition Agreement by and between Smokin Concepts Development Corporation, Bourbon Brothers Holding Company, LLC and JW Roth and Robert B. Mudd, dated January 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 27th day of January 2014.

Bourbon Brothers Holding Corporation

By:	/s/ Robert B. Mudd
Robert B. Mudd, CEO, President and Board Member